UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2022

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to Vote of Security Holders.
On May 13, 2022, Tanger Factory Outlet Centers, Inc. (the “Company”) held its Annual Meeting of Shareholders for 2022 (the "Annual Meeting"). The first matter on which the common shareholders voted was the election of nine directors to serve until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Jeffrey B. Citrin	73,113,628	304,042	134,040	15,646,400
David B. Henry	71,493,802	1,896,397	161,510	15,646,400
Sandeep L. Mathrani	44,756,296	28,626,501	168,913	15,646,400
Thomas J. Reddin	68,294,519	2,311,306	2,945,885	15,646,400
Bridget M. Ryan-Berman	70,281,915	3,141,129	128,666	15,646,400
Susan E. Skerritt	73,090,925	332,185	128,600	15,646,400
Steven B. Tanger	71,877,494	1,549,267	124,949	15,646,400
Luis A. Ubiñas	66,192,591	7,234,139	124,980	15,646,400
Stephen J. Yalof	72,981,595	426,540	143,575	15,646,400
The second matter on which the common shareholders voted was the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
88,629,804	364,042	204,264	—
The third matter on which the common shareholders voted was the approval, on an advisory (non-binding) basis, of named executive officer compensation. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
70,426,146	2,790,405	15,646,400	—
Based on the foregoing votes, each of the nine nominees named above were elected, and each other matter was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2022

TANGER FACTORY OUTLET CENTERS, INC.
By:	/s/ James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer (Principal Financial Officer) and Treasurer